Investor Presentation November 2017 Fiscal year 2018 Second quarter Exhibit 99.1

Disclaimer Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2017, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to, revenue, operating income, net income or diluted EPS, as measures of operating results, each as defined under GAAP and (iii) use Free Cash Flow in addition to, and not as an alternative to, net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Fiscal 2018 Full Year Outlook,” reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2018. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results.

industry leading organic Revenue growth differentiated model Diversified client and contract base Delivering near- and long-term value Key investment themes

A leader with a proud history Company Overview We are a global firm of approximately 24,200 diverse, passionate, and exceptional people driven to excel, do right, and realize positive change in everything we do. We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber and with industries ranging from defense to health, energy, and international development. Over 100 years in business HQ in McLean, VA 97% of FY17 revenue was derived from government agencies, including Department of Defense, Department of Homeland Security, and the U.S. Armed Forces Key client relationships at a high level of the U.S. Government Approximately 4,800(1) contracts and task orders; 91% of our FY17 revenue was derived from engagements on which we acted as the prime contractor Unique organization and culture Built on collaboration One P&L and single bonus pool for partners, vice presidents, principals, and senior associates Equity incentives broadly distributed to leadership to ensure long-term success and alignment with shareholders Approximately 70%(1) of staff with security clearances 24,200 NUMBER OF EMPLOYEES AS OF SEPTEMBER 30, 2017 (1) Data as of 3/31/17

COMPANY HISTORY

OVER 75 YEARS OF INDUSTRY LEADERSHIP



Founded by Edwin Booz in Chicago
Advisor to Chrysler ensuring a successful recovery with support of government lending
Supported GSA in overhauling its telecommunications network (largest contract to date at that time at $620M)
Spin-off of commercial consulting business; Carlyle becomes majority shareholder
Acquired Defense Systems Engineering & Support
Support DoD GTMP to strengthen national security interests and protect U.S. Armed Forces (largest contract to date at $937M)
Acquired digital service business Aquilent
1914
1940
1949
1966
1987
1992
1996
2001
2008
2010
2012
2013
2014
2015
2016
2017
Hired to help U.S. Navy prepare for WWII
Began serving the U.S. Army
Engaged by NFL to assist with the merger of the AFL and NFL
Received NASA space station contract (first contract over $100M)
Engaged as key contractor supporting the creation of DHS
Initial Public Offering
Launched the Vision 2020 Strategy
Opened Innovation Center in Washington, DC
Carlyle completes ownership exit

4

SERVICE OFFERINGS

Consulting focuses on the talent and expertise needed to solve client problems and develop mission-oriented solutions.

Analytics focuses on delivering transformational solutions in both traditional areas, such as decision analytics, and new or emerging areas, like data science.

Digital Solutions focuses on data-driven, statistical processes to improve the quality of software development work for clients.

Engineering delivers in-depth technical solutions to our clients' most challenging problems with core capabilities in command, communications, and intelligence, among others.

Cyber focuses on prevention, which includes abilities to secure platforms and enterprises against cyber attack and detection.


Consulting
Analytics
Digital Solutions
Engineering
Cyber
Data Science & Machine Intelligence
Digital Solutions Network
Directed Energy
Cyber Futures

Data Science & Machine Intelligence offers cutting-edge analytics solutions across our entire client set. Using our large set of data science experts and products, we help clients use and think differently about their data.

Digital Solutions Network helps clients modernize and transform their missions through the open integration and reuse of digital capabilities across the enterprise.

Directed Energy technologies use high-energy lasers or high-powered microwaves to efficiently disrupt or damage targets with non-kinetic, speed-of-light engagement.

Cyber Futures develops differentiated cyber solutions and disruptive business models to address emerging threats and vulnerabilities against clients' emerging, expanding digital enterprise.

5

History of revenue growth (1) All years represent FYE March 31. FY96 through FY05 revenue is based on revenue derived directly from Booz Allen’s accounting system (JAMIS). FY06 and later revenue is based on revenue derived directly from Booz Allen’s consolidated financial statements, which have been audited and prepared in accordance with GAAP. Fiscal year revenue growth (1)

High-Quality and Diversified Contract Portfolio Our Diversified revenue base minimizes volatility Delivered on over 4,800 U.S. government contracts and task orders (1) Largest definite contract accounted for 2.8% of revenue 76% of revenue was derived from over 3,900 active task orders under indefinite delivery, indefinite quantity (IDIQ) contract vehicles Largest task order under an IDIQ contract represented 2.7% revenue Largest IDIQ contract vehicle represented 5.5% of revenue Contract mix Win rate (1) High concentration as a prime contractor provides significant direct contact with our clients’ senior leaders, which in turn allows us to develop unique insights in understanding their needs and serving as their strategic partner Prime/Sub (1) Contract information is based on FY17 results Sub 9% Prime 91%

Diversified client base Commercial: Financial Services, Utilities, Energy, Retail, Manufacturing, Healthcare International: Middle East, North Africa Region, and Select Asian Markets GLOBAL COMMERCIAL (2.6%) U.S. Intelligence Agencies: National Security Agency, National Geospatial-Intelligence Agency, National Reconnaissance Office, Other Classified Clients Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTEL (23.1%) CIVIL (27.7%) Air Force Army Joint Combatant Commands Navy/Marine Corps DEFENSE (46.6%) FY16 Homeland Security Health & Human Services Veterans Affairs Treasury Justice Revenue by Market (1) FY17 We provide services to a broad customer base (1) Client listing includes significant clients based on revenue, but the lists are not all inclusive Com/Int'l , 2.3%

record Backlog ($ in billions) (1) FY13 backlog excludes backlog gained in the BES acquisition. Strong backlog provides revenue visibility growth strategy Key Elements Moving closer to the center of our clients’ core mission Increasing the technical content of our work Attracting and retaining superior talent in diverse areas of expertise Leveraging innovation to deliver complex, differentiated, end-to-end solutions Creating a broad network of external partners and alliances Expanding into commercial and international markets Our vision 2020 strategy is in its fifth year of implementation

Key areas of differentiation We attribute our business and financial success to five key features Our culture Our purpose, as a firm, is to empower people to change the world, and we are committed to our employees Our strategy Successful execution of Vision 2020 reflects our ability to reinvent ourselves Our channels Our mature, large-scale channels enable us to shape future growth Our ability to integrate We merge our consulting expertise with advanced technical capabilities and mission knowledge to create integrated capabilities Our agility We anticipate the needs of the market and quickly move capabilities and talent to respond to client demands

Long-term shareholder value We are creating value from accelerating growth through a virtuous cycle Positions Us to Win Additional Work and Attract the Right Talent Results in High-Quality Work for Clients and Strong Financial Performance Doing Work at the Center of Clients’ Missions Allows us to Identify and Invest in High Demand Capabilities

quarterly performance: q2 fy18

financial highlights Q2 FY18 Key Performance Indicators Accelerating growth in revenue, excluding billable expenses compared to prior year’s quarter Strong year-over-year headcount growth of nearly 1,500 Record backlog, reflecting growth of 22.3% year-over-year Second highest book-to-bill since our IPO Strategic Growth Indicators and Outlook Maintaining our position as the government services industry organic revenue growth leader (1) Capturing attractive opportunities in every market we serve Prevailing in a competitive market for labor Differentiated by our consulting heritage, mission knowledge, and advanced technical skills Exceptional people, agility, and integration of capabilities driving success Confident that we have created the conditions for delivery of sustainable quality growth (1) Industry consists of CACI, CSRA, Engility Holdings, Leidos, ManTech, and Science Applications International Corp.

financial results Second Quarter Fiscal year 2018 results Second Quarter (1) First half (1) Revenue $1.5 billion 10.6% Increase $3.0 billion 7.7% Increase Revenue, Excluding Billable Expenses $1.1 billion 7.5% Increase $2.1 billion 6.3% Increase Net Income $70.9 million 12.9% Increase $150.5 million 15.2% Increase Adjusted Net Income $71.3 million 3.1% Increase $151.2 million 9.2% Increase Adjusted EBITDA $142.5 million 5.0% Increase $297.4 million 6.4% Increase Diluted EPS $0.47 14.6% Increase $1.00 16.3% Increase Adjusted Diluted EPS $0.48 4.4% Increase $1.01 9.8% Increase Total Backlog $16.7 billion 22.3% Increase (1) Comparisons are to prior fiscal period

Capital allocation We are committed to creating near- AND long-term value for investors through revenue growth, operational excellence and effective capital deployment Our FY18 plan remains unchanged: On track to convert approximately 100 percent of Adjusted Net Income to Free Cash Flow Aim to deploy at least 100 percent of Free Cash Flow to support acquisitions, share repurchases, and/or incremental dividends as opportunities warrant Closed acquisition of cyber firm Morphick, Inc. Repurchased approximately 3.5 million shares during the quarter Increased our share repurchase authorization by $200 million; we now have the flexibility to repurchase additional shares in an amount up to approximately $300 million, as of 11/6/17 Ended Q2 with a healthy cash balance of $330 million Deployed approximately $220 million in the form of regular dividends and share repurchases in Q1 and Q2

Financial outlook REITERATed FULL YEAR GUIDANCE Guidance as provided on November 6, 2017: FY18 Estimated Weighted Average Diluted Share Count of 149.5 million shares, which excludes the impact of any potential FY18 share repurchase activities Assumes an effective tax rate in the range of 37% to 38% FY18 guidance does not reflect any costs we will incur in this period in connection with the previously disclosed US Department of Justice investigation. At this stage of the investigation, the Company is not able to reasonably estimate such costs. FISCAL 2018 FULL YEAR Outlook (3) Revenue Growth in the Range of Four to Seven Percent Diluted EPS (1)(2) $1.80 - $1.90 Adjusted Diluted EPS (1)(2) $1.83 - $1.93

Second highest BTB since our ipo (1) Q3FY13 Book to Bill excludes the addition of backlog gained in the BES acquisition Quarterly book to bill trend Q2 FY18 marked the second highest BTB since our IPO and we are setting ourselves up for continued momentum: Anticipating client needs and advancing their missions Pivoting to where the most attractive opportunities are Capturing opportunities in every market we serve Being recognized as an Essential Partner to our clients (1)

Appendix

Non-gaap financial information “Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. "Adjusted Operating Income" represents operating income before adjustments related to i) certain stock option-based and other equity-based compensation expenses, ii) the impact of the application of purchase accounting, iii) the amortization of intangible assets resulting from the acquisition of our Company by the Carlyle Group, iv) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments and iv) any extraordinary, unusual, or non-recurring items. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or nonrecurring nature or because they result from an event of a similar nature. "Adjusted EBITDA” represents net income before income taxes, net interest and other expense and depreciation and amortization. “Adjusted EBITDA Margin” is calculated as Adjusted EBITDA divided by revenue. Booz Allen prepares Adjusted EBITDA and Adjusted EBITDA Margin to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) certain stock option-based and other equity-based compensation expenses, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) the impact of the application of purchase accounting, (iv) adjustments related to the amortization of intangible assets resulting from the acquisition of our Company by the Carlyle Group, (v) amortization or write-off of debt issuance costs and write-off of original issue discount, in each case net of the tax effect where appropriate calculated using an assumed effective tax rate and (vi) any extraordinary, unusual, or non-recurring items, in each case net of the tax effect calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the financial statements. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Non-gaap financial information (a) Reflects amortization of intangible assets resulting from the Acquisition of our Company by the Carlyle group for the three and six months ended September 30, 2016. (b) Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 13, 2016. (c) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations. (d) Reflects tax effect of adjustments at an assumed effective tax rate of 40%. (e) Excludes an adjustment of approximately $0.7 million and $1.3 million of net earnings for the three and six months ended September 30, 2017 and 2016, respectively, associated with the application of the two-class method for computing diluted earnings per share.

Shareholder and stock information Booz allen Hamilton holding corporation’s class a common stock began trading on the new York stock exchange (nyse) on Nov 17, 2010 Fiscal Year – Booz Allen Hamilton Holding Corporation’s fiscal year starts April 1 and ends March 31 Share Price Information – Booz Allen Hamilton Holding Corporation’s Class A common stock is listed on the NYSE under ticker symbol BAH. The weighted average number of diluted shares outstanding for the fiscal year ended March 31, 2017, was 150,274,640. Share price information can be found at investors.boozallen.com Company News – Information about Booz Allen Hamilton Holding Corporation and its principal operating subsidiary, Booz Allen Hamilton Inc., including archived news releases and SEC filings, is available from its website at www.boozallen.com. Booz Allen’s earnings conference calls and other significant investor events are posted when they occur State of Incorporation – Booz Allen Hamilton Holding Corporation is incorporated in Delaware Employee Stock Plan Equity Incentive Plans – Booz Allen believes that its executives should hold equity to align their interests to those of its stockholders, and, accordingly, long-term equity compensation is an important component of its compensation program Employee Stock Purchase Plan (ESPP) – Booz Allen currently has an employer-sponsored program that allows employees to make planned periodic purchases of shares of Booz Allen’s Class A common stock Annual Stockholder Meeting – Stockholders were invited to attend Booz Allen’s FY17 annual meeting on August 3, 2017 at the McLean headquarters.  At the annual meeting, stockholders voted upon the matters set forth in the notice of meeting: the election of certain directors; ratification of the appointment of E&Y as our independent registered public accounting firm for FY18; approval, in a non-binding advisory vote, of the Company’s executive compensation; and determination, in a non-binding advisory vote, of the frequency of future advisory votes on the Company’s executive compensation.  Holders of Class A common stock on the record date were entitled to vote at the annual meeting.

SHAREHOLDER AND STOCK INFORMATION

BOOZ ALLEN HAS UTILIZED DISTRIBUTIONS (RECURRING AND SPECIAL) AS PART OF ITS CAPITAL DEPLOYMENT STRATEGY

- Regular: The firm has issued regular dividends each quarter since FY12 and has increased the dividend periodically when deemed appropriate. A history of past dividend increases is below:

Action	Record Date	Payable Date	Amount Increase	Dividend Amount
Establish regular dividend	2/13/2012	2/29/2012	N/A	$0.09
Increase	6/10/2013	6/28/2013	$0.01	$0.10
Increase	6/10/2014	6/30/2014	$0.01	$0.11
Increase	2/10/2015	2/27/2015	$0.02	$0.13
Increase	2/10/2016	2/29/2016	$0.02	$0.15
Increase	2/10/2017	2/28/2017	$0.02	$0.17

- Special: When deemed appropriate, the firm has also issued special dividends from time to time. The table below lists the details of declared special dividends since the IPO:

Record Date	Payable Date	Dividend Amount
6/11/2012	6/29/2012	$1.50
8/15/2012	8/31/2012	$6.50
11/11/2013	11/29/2013	$1.00
2/10/2014	2/28/2014	$1.00
8/11/2014	8/29/2014	$1.00

The actual declaration of any such future dividends and the establishment of the per share amount, record dates, and payment dates for any such future dividends are subject to the discretion of the Board, which will take into consideration future earnings, cash flows, financial requirements, and other factors. Please visit investors.boozallen.com/dividends.cfm for more information regarding prior distributions

23

SHAREHOLDER AND STOCK INFORMATION

- **Transfer Agent & Registrar**
  - Computershare www.computershare.com/investor/
  - P.O. Box 30170
  - College Station, TX 77842-3170
  - Phone: 866-390-3908
  - Computershare maintains records for registered stockholders and provides stockholder services at no charge, including:
    - Change of name or address
    - Consolidation of accounts
    - Duplicate mailings
    - Lost stock certificates
    - Transfer of stock to another person
    - Additional administrative services
- **Independent Registered Public Accounting Firm** – Ernst & Young LP – McLean, VA
- **Leadership Team**
  - Horacio D. Rozanski – President and CEO
  - Lloyd Howell – Executive Vice President and CFO
  - Karen Dahut – Executive Vice President
  - Nancy Laben – Executive Vice President, Chief Legal Officer and Secretary
  - Joseph Logue – Executive Vice President
  - Susan Penfield – Executive Vice President
  - Joseph Mahaffee – Executive Vice President, Chief Administrative Officer
  - Betty Thompson – Executive Vice President
- **Board of Directors**
  - Dr. Ralph W. Shrader – Chairman
  - Joan Lordi C. Amble – Independent
  - Melody Barnes – Independent
  - Peter Clare – Independent
  - Ian Fujiyama – Independent
  - Mark Gaumond – Independent
  - Arthur E. Johnson – Independent
  - Gretchen W. McClain – Independent
  - Philip A. Odeen – Independent
  - Charles O. Rossotti – Independent
  - Horacio D. Rozanski – President and CEO

24

Shareholder and stock information Website: investors.boozallen.com Contact Information Investor Relations Curt Riggle Vice President of Investor Relations 703/377-5332 Riggle_Curt@bah.com Media James Fisher Principal, Media Relations 703/377-7595 Fisher_James_W@bah.com Corporate Governance Nancy Laben Executive Vice President, Chief Legal Officer and Secretary 703/377-9042 Laben_Nancy@bah.com

Financial and operational highlights a All interim periods reflect unaudited numbers while annual numbers are audited. b Basic and diluted weighted average shares outstanding and earnings per common share amounts are calculated using the two-class method. Condensed consolidated statement of operations (a)

Financial and operational highlights Unaudited non-gaap financial information (a) a The use and definition of Non-GAAP financial measurements can be found in the Company's public filings. b Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. c Fiscal 2017 reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 13, 2016. Fiscal 2015 reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on May 7, 2014. d Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group. e Reflects tax effect of adjustments at an assumed effective tax rate of 40%. f Excludes adjustments to net earnings associated with the application of the two-class method for computing diluted earnings per share.

Financial and operational highlights Unaudited non-gaap financial information (a) a The use and definition of Non-GAAP financial measurements can be found in the company's public filings. b Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. c Reflects the gain on sale of our state and local transportation business, net of the associated tax benefit of $1.6 million. d Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group e Reflects tax effect of adjustments at an assumed effective tax rate of 40%. f Excludes adjustments associated with the application of the two-class method for computing diluted earnings per share. g Fiscal 2012 reflects restructuring charges of approximately $15.7 million incurred during the three months ended March 31, 2012, net of approximately $4.5 million of revenue recognized on recoverable expenses, associated with the cost of a restructuring plan to reduce certain personnel and infrastructure costs. h Reflects stock-based compensation expense for options for Class A Common Stock and restricted shares, in each case, issued in connection with the acquisition of our Company by the Carlyle Group under the Officers' Rollover Stock Plan. Also reflects stock-based compensation expense for Equity Incentive Plan Class A Common Stock options issued in connection with the acquisition of our Company by the Carlyle Group under the Equity Incentive Plan.

Additional operating data (a) Financial and operational highlights a All interim periods reflect unaudited numbers while annual numbers are audited. b Calculated as the change in total backlog during the relevant fiscal quarter plus the relevant fiscal quarter revenue, all divided by the relevant fiscal quarter revenue. c In Q4 FY2016 consulting staff headcount as of March 31, 2015 was adjusted to conform to the current quarter's internal realignment of certain personnel that are engaged in general corporate functions.

Financial and operational highlights a All interim periods reflect unaudited numbers while annual numbers are audited. b Cash flow numbers are on a year-to-date basis for all periods presented. c In Q4 FY2016 the Company adopted two Accounting Standards Updates issued by the Financial Accounting Standards Board. As a result, Q4 2015 amounts have been reclassified to conform to the current presentation. Other Key Financial Metrics (a)